UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 21, 2005

SAXON ASSET SECURITIES COMPANY (as Depositor under the Pooling and Servicing Agreement, dated as of December 1, 2005, providing for the issuance of Mortgage Loan Asset Backed Certificates, Series 2005-4)

         Saxon Asset Securities Company

(Exact Name of Registrant as Specified in its Charter)

Virginia	333-111832	52-1865887
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4860 Cox Road Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (804) 967-7400

                         No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.  Other Events

The Registrant registered issuances of Mortgage Loan Asset Backed Certificates, Series 2005-4 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by Registration Statement on Form S-3 (Registration File No. 333-111832) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $627,840,000 in aggregate principal amount of Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class, M-2, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class C and Class R Certificates (the “Certificates”) of its Mortgage Loan Asset Backed Certificates, Series 2005-4 on December 21, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated September 27, 2005, as supplemented by the Prospectus Supplement, dated December 19, 2005 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) a executed in connection with the issuance of the Certificates.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 99.1, dated as of December 1, 2005, among Saxon Asset Securities Company, as Depositor, Saxon Mortgage Inc., as Master Servicer, Saxon Mortgage Services, Inc., as Servicer and Deutsche Bank Trust Company Americas, as Trustee.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of amounts on deposit in a pre-funding account and two groups of certain conventional, first and second lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $505,000,000 as of December 1, 2005, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

99.1     Pooling and Servicing Agreement, dated as of December 1, 2005, among Saxon Asset Securities Company, as Depositor, Saxon Mortgage, Inc., as Master Servicer, Saxon Mortgage Services, Inc., as Servicer, and Deutsche Bank Trust Company Americas, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON ASSET SECURITIES COMPANY

By: /s/ Ernest G. Bretana

       Name: Ernest G. Bretana

       Title:   Vice President

Dated:   December 21, 2005

EXHIBIT INDEX

Exhibit No.

Description

Page No.

99.1           Pooling and Servicing Agreement, dated as of December 1, 2005, among Saxon Asset Securities Company, as Depositor, Saxon Mortgage, Inc., as Master Servicer, Saxon Mortgage Services, Inc., as Servicer, and Deutsche Bank Trust Company Americas, as Trustee.